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                      IDS NEW DIMENSIONS FUND
                           Fund Profile
                        dated Dec. 22, 1995

This profile contains key information about the Fund. More details appear in the Fund's accompanying prospectus.

1. Goal: The Fund's goal is to provide shareholders with long-term growth of capital.

2. Investment Strategies: The Fund invests primarily in common stocks of U.S. and foreign companies showing potential for significant growth.

3. Risks: Some of the Fund's investments involve substantial risk and may be considered speculative. Stocks of companies experiencing significant growth may be subject to abrupt or erratic price movements. Foreign investments are subject to political and economic risks of the countries in which the investments are made, as well as risks posed by currency fluctuations, less available information and less government supervision of foreign markets.

4. Appropriateness: The Fund is designed for long-term investors willing to tolerate fluctuations in principal in exchange for the potential for higher returns.

5. Fees and expenses: Shareholder transaction expenses are incurred by an investor upon the purchase or redemption of Fund shares. Fund operating expenses are paid out of the Fund's assets and are not charged directly to shareholder accounts, and are reflected in the Fund's daily share price and dividends.

Shareholder transaction expenses

                                       Class A   Class B   Class Y
Maximum sales charge on purchases
(as a percentage of offering price).......5%        0%        0%

Maximum deferred sales charge
imposed on redemptions (as a
percentage of original purchase price)....0%        5%        0%


Annual fund operating expenses*
(% of average daily net assets):

                                       Class A   Class B   Class Y
Management fee                          0.55%     0.55%     0.55%
12b-1 fee                               0.00%     0.75%     0.00%
Other expenses                          0.38%     0.42%     0.21%
Total                                   0.93%     1.72%     0.76%

* Expenses for Class A are based on actual expenses for the last fiscal year, restated to reflect current fees. Expenses for Class B and Class Y are based on actual annualized expenses for the period from March 20, 1995 to Sept. 30, 1995.
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Example:  Suppose for each year for the next 10 years, Fund expenses are as above and annual return is 5%. If you sold your shares at the end of the following years, for each $1,000 invested, you would pay total expenses of:

                   1 year      3 years      5 years      10 years
Class A             $59          $78         $ 99          $159
Class B             $67          $94         $113          $182**
Class B*            $17          $54         $ 93          $182**
Class Y             $ 8          $24         $ 42          $ 95

 * Assuming Class B shares are not redeemed at the end of the period.
** Based on conversion of Class B shares to Class A shares after eight years.

This example does not represent actual expenses, past or future.
Actual expenses may be higher or lower than those shown.

6. Past Performance:

                            Performance
                 (Average Annual Return 1985-1994)

% Return
   60

   50                                      50.7

   40
       36.1                                36.1
   30  30.3                    31.8
                               28.6
   20         19                                       14.2
             15.9        15.8                          14.1
   10              15.3                           6.8
                          8           5.4         5.2
    0               1
                                     -5                      -1.8
  -10                                                        -3
       1985  1986  1987  1988  1989  1990  1991  1992  1993  1994

                                       XX New Dimensions
                                       XX Lipper Growth Fund Index

The graph above does not reflect the imposition of a sales charge at the time of purchase or redemption.

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Average annual total returns as of Sept. 30, 1995

Purchase made          1 year ago    5 years ago   10 years ago
Class A                  22.00%        18.59%         17.64%

The returns shown above reflect maximum sales charges. Total returns for Class A, Class B and Class Y for the period from March 20, 1995 to Sept. 30, 1995 were +15.33%, +15.89% and +21.48%, respectively. March 20, 1995 was the inception date for Class B and Class Y. Total return for Class A is shown for comparative purposes. The performance of Class B and Class Y will vary from the performance of Class A based on differences in sales charges and fees. Returns shown should not be considered a representation of the Fund's future performance.

7. Investment Advisor:  The Fund's investment advisor is American
Express Financial Corporation.

8. Purchases: You may purchase shares by contacting your financial advisor. The minimum initial investment (other than investments made by scheduled investment plan or by wire) is $2,000. Sales charges on Class A shares range from 5.0% of the public offering price on the first $50,000 invested to 0% of the public offering price on amounts invested of $1,000,000 or more. No sales charge applies at the time of purchase of Class B shares although Class B shares may be subject to a contingent deferred sales charge ranging from 5% to 1% on redemptions made within six years and are subject to annual distribution (12b-1) fees. Class Y shares are sold without a sales charge to qualified institutional investors.

9. Redemptions: To sell (redeem) your shares, contact your financial advisor. Holders of Class B shares may be subject to a sales charge if they redeem within six years of purchase.

10. Distributions: The Fund distributes its net investment income, including short-term capital gains, to shareholders of record by the end of the calendar year. Net realized long-term capital gains, if any, from selling securities are distributed at the end of the calendar year. Dividends and capital gain distributions are automatically reinvested in additional shares of the Fund unless you make alternative arrangements.

11. Other Services: You may redeem or exchange shares, and obtain additional information about your account and the Fund, by telephone. The Fund also provides telephone service for the hearing impaired. To help you track and evaluate the performance of your shares, American Express Financial Corporation provides you with quarterly statements, yearly tax statements and a personalized mutual fund progress report.